UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

July 27, 2006

SOUTHERN MISSOURI BANCORP, INC. (Exact name of Registrant as specified in its Charter)
Missouri (State or other jurisdiction of incorporation)	000-23406 (Commission File No.)	43-1665523 (IRS Employer Identification Number)

531 Vine Street, Poplar Bluff, Missouri (Address of principal executive offices)		63901 (Zip Code)

Registrant's telephone number, including area code:	(573) 778-1800

N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 1 4d-2(b) under the Exchange Act (17 CFR 240.1 4d-2(b))
Pre-commencement communications pursuant to Rule 1 3e-4(c) under the Exchange Act (17 CFR 240.1 3e-4(c))

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ITEM 2.02	Results of Operations and Financial Condition

On July 27, 2006, Southern Missouri Bancorp, Inc. (the "Company"), the parent corporation of Southern Missouri Bank and Trust Co., issued a press release announcing its results for the fourth quarter of fiscal year 2006. A copy of the press release, including unaudited condensed financial information released as a part thereof, is attached as Exhibit 99 to this Current Report on Form 8-K and incorporated by reference herein.

ITEM 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit 99 - Press release, dated July 27, 2006

Forward-Looking Statements

When used in this Current Report on Form 8-K and in other reports of the Company filed with or furnished to the Securities and Exchange Commission, in press releases or other public shareholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases "believe," "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project," "plans," or similar expressions are intended to identify "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made. These statements are based on beliefs, plans, objectives, goals, expectations, anticipations, estimates and intentions of management and are not guarantees of future performance. By their nature, these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the statements.

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Important factors that could cause actual results to differ materially from the results anticipated or projected include, but are not limited to, the following: (i) further developments in the Company's ongoing review of and efforts to resolve the problem credit relationship described in this report, which could result in, among other things, further downgrades of the aforementioned loans, additional provisions to the loan loss reserve and the incurrence of other material non-cash and cash charges; (ii) the strength of the United States economy in general and the strength of the local economies in which the Company conducts operations; (iii) the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Federal Reserve Board; (iv) inflation, interest rate, market and monetary fluctuations; (v) the timely development of and acceptance of the Company's new products and services and the perceived overall value of these products and services by users, including the features, pricing and quality compared to competitors' products and services; (vi) the willingness of users to substitute the Company's products and services for products and services of the Company's competitors; (vii) the impact of changes in financial services laws and regulations (including laws concerning taxes, banking, securities and insurance); (viii) the impact of technological changes; (ix) acquisitions; (x) changes in consumer spending and saving habits; and (xi) the Company's success at managing the risks involved in the foregoing.

The Company disclaims any obligation to update or revise any forward-looking statements based on the occurrence of future events, the receipt of new information, or otherwise.

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SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

SOUTHERN MISSOURI BANCORP, INC.

Date: July 28, 2006	By: /s/ Greg A. Steffens Greg A. Steffens President

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EXHIBIT INDEX

Exhibit No.	Description
99	Press release dated July 27, 2006

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